UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 8, 2004



                             ARCH CHEMICALS, INC.
            (Exact name of registrant as specified in its charter)


    Virginia                     1-14601                      06-1526315
(State or other          (Commission File Number)           (IRS Employer
  jurisdiction                                              Identification
of incorporation)                                               Number)

              501 Merritt 7, Norwalk, CT                         06851
       (Address of principal executive offices)               (Zip Code)



      Registrant's telephone number, including area code: (203) 229-2900



                                     (N/A)
         (Former name or former address, if changed since last report)

Item 5. Other Events.

          On March 4, 2004, Arch Chemicals, Inc. (the "Company") announced that it signed a definitive agreement to acquire Avecia's Biocides business, which is comprised of a Pool and Spa business and a Protection and Hygiene business (see the Company's 8-K, dated March 4, 2004, filed on March 4, 2004). A copy of the restated sale and purchase agreement is attached as Exhibit 2.1 to this report. In addition, a copy of the first amendment to the Company's Revolving Credit Agreement is attached as Exhibit 4.1 to this report and a copy of the first amendment to the Company's Note Purchase Agreement is attached as Exhibit 4.2 to this report.


Item 7. Exhibits.

Exhibit No.             Description
-----------             -----------

2.1 Restated Sale and Purchase Agreement dated as of 8th March 2004, restating an agreement made between the parties on 4th March 2004.

4.1 First Amendment entered into as of February 20, 2004 relating to the Revolving Credit Agreement dated as of June 30, 2003 among the Company, The Lenders
                        Party hereto, JPMorgan Chase Bank, as administrative agent, JPMorgan Securities Inc., as Joint Lead Arranger and Joint Book Manager, Banc of America Securities, L.L.C., as Joint Lead Arranger and Joint Book Manager, Bank of America, National Association, as
                        Documentation Agent, and Fleet National Bank, as Syndication Agent.

4.2 First Amendment entered into as of February 27, 2004 relating to the Note Purchase Agreement dated as of March 20, 2002 among the Company and the purchasers named therein, relating to the Company's $149,000,000 Senior Notes, Series A, due March 20, 2007 and $62,000,000 Senior Notes, Series B, due March 20, 2009.








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




                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 8, 2004

                            ARCH CHEMICALS, INC.

                            By:    /s/ Louis S. Massimo
                                   -----------------------------------
                                   Name:  Louis S. Massimo
                                   Title: Executive Vice President and Chief
                                          Financial Officer














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



EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

2.1 Restated Sale and Purchase Agreement dated as of 8th March 2004, restating an agreement made between the parties on 4th March 2004.

4.1 First Amendment entered into as of February 20, 2004 relating to the Revolving Credit Agreement dated as of June 30, 2003 among the Company, The Lenders
                        Party hereto, JPMorgan Chase Bank, as administrative agent, JPMorgan Securities Inc., as Joint Lead Arranger and Joint Book Manager, Banc of America Securities, L.L.C., as Joint Lead Arranger and Joint Book Manager, Bank of America, National Association, as
                        Documentation Agent, and Fleet National Bank, as Syndication Agent.

4.2 First Amendment entered into as of February 27, 2004 relating to the Note Purchase Agreement dated as of March 20, 2002 among the Company and the purchasers named therein, relating to the Company's $149,000,000 Senior Notes, Series A, due March 20, 2007 and $62,000,000 Senior Notes, Series B, due March 20, 2009.














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